Exhibit 23

            Consent of Independent Registered Public Accounting Firm

Red Lion Hotels Corporation
Spokane, Washington

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-60791) of Red Lion Hotels Corporation of our report dated March 3, 2006, except for Note 8, which is as of March 27, 2006, relating to the consolidated financial statements, which appears in this Form 10-K.

                                                   /s/ BDO Seidman, LLP

Spokane, Washington
March 31, 2006